UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2012

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6300 Bee Cave Road, Building Two, Suite 500

Austin, Texas  78746-5149

(Address of Principal Executive Offices including Zip Code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Guaranty (as defined therein) is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 24, 2012, a joint venture of Forestar Group Inc. (the “Company”) obtained a senior secured construction loan (the “Loan”) in the amount of $23,936,419 from Wells Fargo Bank, National Association (“Wells Fargo”).  The venture is owned 25% by the Company’s subsidiaries and 75% by subsidiaries of Canyon-Johnson Urban Fund III, L.P. The purpose of the Loan is to finance the venture’s construction of a 257 unit multifamily project located in Austin, Texas (the “Project”).  The Loan is secured by a lien on the Project land and improvements to be constructed, and by a collateral assignment of present and future leases and rents.  The Loan bears interest at the LIBOR rate plus 2.00%, payable monthly, has an initial term of 36 months (“Initial Loan Term”) and may be extended for two additional 12-month periods following the Initial Loan Term, subject to payment of extension fees, achievement of a 60% loan to value ratio, achievement of an 11% minimum debt yield and other specified conditions.  The Loan may be repaid in full or in part at any time, subject to certain conditions.  Forestar (USA) Real Estate Group Inc., a wholly-owned subsidiary of the Company, has provided Wells Fargo with a guaranty of completion of the improvements; a guaranty (the “principal guaranty”) of repayment of 20% of the principal, repayment of all accrued and unpaid interest, and payment of all operating expenses of the Project (except for certain expenses); and a standard nonrecourse carve-out guaranty (collectively, the “Guaranty”).  The principal guaranty will reduce from 20% to 0% of the principal upon achievement of an 11% minimum debt yield.

This summary is qualified in its entirety by reference to the Guaranty Agreement, which is attached as Exhibit 10.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

10.1	Guaranty Agreement dated May 24, 2012 by Forestar (USA) Real Estate Group Inc. in favor of Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: May 29, 2012	By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Guaranty Agreement dated May 24, 2012 by Forestar (USA) Real Estate Group Inc. in favor of Wells Fargo Bank, National Association.